Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report on Form 10-Q of Fidus Investment Corporation (the “Company”) for the quarterly period ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward H. Ross, Chief Executive Officer of the Company, and I, Shelby E. Sherard, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2020	/s/ EDWARD H. ROSS
Edward H. Ross
Chairman and Chief Executive Officer
(Principal Executive Officer)

/s/ SHELBY E. SHERARD
Shelby E. Sherard
Chief Financial Officer
(Principal Financial and Accounting Officer)